Stock-Based and Other Non-Cash Long-Term Incentive Compensation	12 Months Ended
Dec. 31, 2013
Stock-Based and Other Non-Cash Long-Term Incentive Compensation
Stock-Based and Other Non-Cash Long-Term Incentive Compensation

17. Stock-Based and Other Non-Cash Long-Term Incentive Compensation

        2010 Equity Plan.    During March 2010, we adopted the WCI Communities, Inc. Long Term Equity Incentive Plan (the "2010 Equity Plan"). The 2010 Equity Plan was approved by our shareholders and is administered by the Compensation Committee of our Board of Directors. The 2010 Equity Plan authorizes awards to key employees, officers, nonemployee directors and consultants. We believe that such awards provide a means of performance-based compensation to attract and retain qualified employees and better align the interests of our employees with those of our shareholders. The 2010 Equity Plan allows us the flexibility to grant or award shares of the Company's common stock, stock options, stock appreciation rights, restricted stock awards and other stock-based awards to eligible individuals. During 2010, the Company granted several officers and directors shares of restricted stock under the 2010 Equity Plan, subject to a service requirement with vesting over a period of approximately two and one-half years from the date of grant. As of December 31, 2012, all such shares were fully vested.

        During November 2012, an officer of the Company was granted 77,250 shares of restricted stock under the 2010 Equity Plan. The market price of the shares was determined based on the most recent private transactions involving the Company's common stock in the secondary market. The shares are subject to a service requirement, with 25,750 shares vesting immediately on the date of grant and 25,750 shares vesting on each of the second and third anniversaries of the date of grant.

        During November 2012, an officer of the Company was also granted 77,250 at-the-money nonqualified stock options under the 2010 Equity Plan with an exercise price of $6.31 per share and a contractual term of ten days. All such options vested on the grant date. The grant date fair value of the nonqualified stock option award, calculated using the Black-Scholes option-pricing model, was not significant. As a result, no stock compensation expense was recorded for the stock option award during the year ended December 31, 2012. The nonqualified stock option award was exercised in full within its contractual term and, as a result, we received $0.5 million of proceeds during the year ended December 31, 2012.

        2013 Stock-Based and Other Non-Cash Incentive Plan Activity.    During January 2013, we adopted the WCI Communities, Inc. 2013 Long Term Incentive Plan for key management personnel and the WCI Communities, Inc. 2013 Director Long Term Incentive Plan for non-employee directors of the Company's Board of Directors (collectively, the "Original Plans") and granted 770 and 80 awards, respectively, under those plans to eligible participants. Those plans were approved by our shareholders. A total of 1,000 awards were available to be issued to key management personnel and 80 awards to non-employee directors. The purpose of the Original Plans was to attract and retain key management personnel and non-employee directors and provide such persons with increased interest in the Company's success through the granting of awards. The awards granted in January 2013 vest over a five-year period ending December 31, 2017 and each vested award entitled the holder to receive a cash payment based on the future appreciation of the Company's common stock, contingent upon the earlier occurrence of either of the following events (each a "Payment Event"): (i) a change in control, as defined in the Original Plans, or (ii) the five-year anniversary of the Original Plans. The Original Plans terminate immediately following a Payment Event, unless terminated earlier.

        In accordance with the definition of fair value under ASC 718, Compensation—Stock Compensation ("ASC 718"), the aggregate grant date fair value of the awards under the Original Plans was estimated using a Monte Carlo simulations-based option price model with the following inputs: expected volatility, risk-free interest rate, expected life, dividend yield and the weighted average per share price of the Company's common stock. The fair value of such awards was classified as a liability pursuant to ASC 718 due to the awards' cash-settlement feature. The Company was required to remeasure the liability at each reporting date and recognize compensation expense for the period so that the total inception-to-date recognized compensation expense equaled the equivalent portion of the liability based on the requisite service period rendered as of the reporting date.

        During June 2013, the Company amended the Original Plans (as amended, collectively, the "2013 Amended LTIP Plans"), effective immediately following the Initial Public Offering (Note 1). Under the terms of the 2013 Amended LTIP Plans, in lieu of a cash payment based on the future appreciation of the Company's common stock, as provided under the Original Plans, eligible participants and non-employee directors received deferred stock awards pursuant to which they are eligible to receive approximately 1,090.6 shares of our common stock for each award granted under the Original Plans. The 2013 Amended LTIP Plans also reduced the number of awards available to be issued to key management personnel from 1,000 to 770.

        The table below presents the vesting schedule of the deferred stock awards, subject to certain accelerated vesting conditions, under the 2013 Amended LTIP Plans.

Vesting Date	Key Management Personnel	Non-Employee Directors
Day following the Initial Public Offering	25.00%	25.00%
December 31, 2013(1)	15.00%	—
December 31, 2014	15.00%	18.75%
December 31, 2015	15.00%	18.75%
December 31, 2016	15.00%	18.75%
December 31, 2017	15.00%	18.75%
(1)
Subject to the terms and conditions of the 2013 Amended LTIP Plans, the awards scheduled to vest on December 31, 2013 will be forfeited by a participant upon termination without good reason. As a result, we have assumed a vesting date of December 31, 2017 in our accounting for the related stock-based compensation expense. No other scheduled vesting dates have this limitation and, therefore, the underlying shares are considered earned on each such date.

        In accordance with ASC 718, the abovementioned award modification has been accounted for as the grant of an equity award in settlement of a liability. The related liability was reclassified to additional paid-in capital at the modification date and the modified awards are now being accounted for as equity awards. Under ASC 718, nonvested shares are valued at the fair value of the shares on the modification date if vesting is based on a service or performance condition. Accordingly, the fair value of the 927,000 nonvested shares subject to deferred stock awards under the 2013 Amended LTIP Plans was the market price of such shares on the modification date, which aggregated $14.5 million.

        During June 2013, the Company adopted the WCI Communities, Inc. 2013 Incentive Award Plan (the "2013 Equity Plan"), effective as of June 28, 2013. The 2013 Equity Plan was approved by our shareholders and is administered by the Compensation Committee of our Board of Directors. The principal purpose of the 2013 Equity Plan is to attract, retain and motivate selected employees, consultants and directors through the granting of stock-based compensation awards and cash-based performance bonus awards. The 2013 Equity Plan is also designed to permit us to make equity-based awards and cash-based awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended. The 2013 Equity Plan allows us the flexibility to grant a variety of stock-based compensation awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, deferred stock units, dividend equivalents, stock payments, performance awards and other stock-based and cash-based awards. The 2013 Equity Plan will expire on, and no option or other award will be granted thereunder, after the tenth anniversary of its effective date.

        During July 2013, we granted restricted stock awards for 49,600 shares of our common stock under the 2013 Equity Plan to certain key employees. Assuming continuous employment with us, those awards vested or will vest on either the six month or two year anniversary of the date of grant of the award.

        The table below summarizes certain information regarding our stock-based compensation plans as of December 31, 2013.

Stock-Based Compensation Plan	Number of Shares Authorized	Number of Shares Available For Award
2010 Equity Plan(1)	1,174,014	758,399
2013 Amended LTIP Plans(1)	927,000	—
2013 Equity Plan	2,060,000	2,010,853

Totals	4,161,014	2,769,252

(1)
We expect that no further grants will be made under the 2010 Equity Plan and the 2013 Amended LTIP Plans.

        The Company's policy is to issue new shares of common stock to satisfy stock option exercises and other stock-based compensation arrangements. If an award granted under a stock-based plan is forfeited, expires, terminates or is otherwise satisfied without the delivery of shares of common stock to the plan participant, then the underlying shares will generally become available again for award under the affected plan.

        General.    Deferred stock is a right to receive shares of common stock upon fulfillment of specified conditions. Restricted stock represents shares of common stock that preserve the rights of ownership for the holder but are subject to restrictions on transfer and risk of forfeiture until fulfillment of specified conditions. The Company's specified condition for vesting is typically continuous employment, subject to certain accelerated vesting conditions. With respect to deferred stock, at the completion of the vesting period or at a later date specified in the grant agreement, common stock is issued to the grantee.

        Deferred stock and restricted stock activity for the Company's stock-based compensation plans is summarized in the table below.

	Shares		Weighted Average Grant Date Fair Values
	Deferred Stock	Restricted Stock	Deferred Stock	Restricted Stock
Balances at January 1, 2011 (non-vested)	—	185,142	$—	$9.17
Vested	—	(89,506)	—	9.17

Balances at December 31, 2011 (non-vested)	—	95,636	—	9.17
Granted	—	77,250	—	6.31
Vested	—	(114,001)	—	8.52
Forfeited	—	(7,385)	—	9.17

Balances at December 31, 2012 (non-vested)	—	51,500	—	6.31
Granted	927,000	49,600	15.59	15.00
Vested	(231,750)	—	15.59	—
Forfeited	—	(453)	—	15.00

Balances at December 31, 2013 (non-vested)	695,250	100,647	15.59	10.55

        Subsequent to December 31, 2013, 29,662 shares of restricted stock vested upon completion of the requisite service criterion. The Company also granted new restricted stock awards to senior executive officers, key managers and independent directors. Underlying those awards were 117,007 shares of the Company's common stock that will vest in their entirety on either the third anniversary of the date of grant of the award (106,375 shares) or the first business day immediately prior to the Company's 2015 Annual Meeting of Stockholders (10,632 shares) if the individual remains an employee or independent director of the Company.

        The aggregate intrinsic value of restricted stock issued during the years ended December 31, 2012 and 2011 was $0.7 million and $0.5 million, respectively. The aggregate grant date fair value of restricted stock awards that vested during such years was $1.0 million and $0.8 million, respectively. In connection with the adoption of the 2013 Amended LTIP Plans, deferred stock awards with an aggregate grant date fair value of $3.6 million vested during the year ended December 31, 2013; however, the underlying shares (with an intrinsic value of $3.6 million on the date of vesting) will not be issued to the plan participants until January 2018.

        ASC 718 requires that the fair value of all share-based payments to employees and directors be measured on their grant date and either recognized as expense in the statement of operations over the requisite service period or, if appropriate, capitalized and amortized. During the years ended December 31, 2013, 2012 and 2011, the Company recorded $5.2 million, $0.7 million and $0.8 million, respectively, of expense for all of its stock-based and other non-cash long-term incentive compensation programs in selling, general and administrative expenses in the accompanying consolidated statements of operations. The Company has not capitalized any such compensation amounts. For awards with service-only vesting conditions and a graded vesting schedule, stock-based compensation expense is generally recognized on a straight-line basis over the requisite service period of the entire award, which is typically aligned with the underlying stock-based award's vesting period. Compensation expense for deferred stock and restricted stock awards is based on the fair value (i.e., generally, the market price) of the underlying stock on the date of grant. As of December 31, 2013, there was $10.3 million of unrecognized compensation cost attributable to non-vested deferred stock and restricted stock awards. Such cost is expected to be recognized on a straight-line basis over the remaining requisite service period for each award, the weighted average of which is approximately 3.9 years.

        As a result of the Company's tax position, which is discussed in Note 14, no income tax benefits for stock-based and other non-cash long-term incentive compensation expense have been recognized in the accompanying consolidated statements of operations during the two-year period ended December 31, 2012. However, $2.0 million of the reversal of the Company's deferred tax asset valuation allowances during the year ended December 31, 2013 (Note 14) was attributable to such 2013 compensation expense. Other than increases in its net operating loss carryforwards, the Company realized no income tax benefits from the exercise of stock options or the issuance of restricted stock during the three-year period ended December 31, 2013.